UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 28, 2007
UTIX GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-50589 (Commission File Number)	75-2340624 (IRS Employer Identification No.)

7 New England Executive Park, Suite 610, Burlington, MA (Address of Principal Executive Offices)	01803 (Zip Code)
Registrant’s telephone number, including area code: (781) 229-2589
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) On December 28, 2007, Anthony G. Roth advised Utix Group, Inc. (the “Registrant”) of his resignation from the Registrant’s board of directors, effective immediately.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTIX Group, Inc.
By:	/s/ Mark Pover
Mark Pover
Chief Financial Officer and Principal Accounting Officer

DATE: January 4, 2008